UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2025

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Binding Letter of Intent

On January 8, 2025 (the “Effective Date”), Safe & Green Holdings Corp., a Delaware corporation (the “Company”), entered into a binding Letter of Intent (the “Letter of Intent”) with New Asia Holdings, Inc., a Nevada corporation (“NAHD”) and Olenox Corp., a Wyoming corporation and a wholly owned subsidiary of NAHD (“OLOX” and, together with NAHD, the “Seller”). Upon the terms of and subject to the satisfaction of the conditions set forth in the Letter of Intent, and in one or more definitive agreements to be entered into among the Company and Seller, the Company will acquire all of the issued and outstanding securities of NAHD in exchange for shares of Company stock (the “Transaction”). The Letter of Intent provides that the shares of Company stock to be issued in the Transaction shall be valued at $1.00 per share and the shares of NAHD to be acquired in the Transaction shall be valued at $0.20 per share.

The Letter of Intent is a binding agreement that represents the basis on which the parties will proceed to consummate the Transaction pursuant to one or more written definitive, long-form agreements. The Letter of Intent provides that the parties will use their good faith best efforts to prepare and enter into such definitive agreement(s) incorporating the terms of the Letter of Intent with an effective date of January 15, 2025 and to close the Transaction as soon as possible after receipt of necessary approvals. Closing of the contemplated transaction is contingent upon completion of satisfactory due diligence, execution of definitive transaction documents, receipt of all necessary consents and approvals, and certain other customary closing conditions.

The Letter of Intent further provides that either party may terminate the Letter of Intent (i) after completion of due diligence, in the event such party determines that the information provided is unacceptable for any reason, or (ii) after January 28, 2025, by giving written notice to the other of the notifying party’s desire to terminate the Letter of Intent.

The foregoing terms and conditions are subject to change based upon the negotiation and execution of definitive agreement(s) by and among the Company and Seller. Closing of the Transaction will be subject to the terms and conditions of the definitive agreement(s), including completion of due diligence and satisfaction or waiver of closing conditions. There can be no assurance that definitive agreement(s) will be entered into or that the proposed Transaction will be consummated.

There exists a material relationship between the Company and the Seller in that Michael McLaren serves as the Company’s chief executive officer and chairman of the board, as well as NAHD’s sole officer and director and as OLOX’s chief executive officer and a member of its board of directors.

The foregoing description of the Letter of Intent does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter of Intent, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 14, 2025, the Company issued a press release (the “Press Release”) announcing that had entered into the Letter of Intent. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The Press Release and the statements contained therein may include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business, including statements with respect to our plans, assumptions, expectations, beliefs and objectives with respect to our ability to enter into definitive agreement(s) with NAHD, obtain all necessary consents and approvals in connection with the acquisition, timing to complete the acquisition, the Company’s business and its plans for the business of the combined company post-closing, and the Company’s ability to maintain its Nasdaq listing. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors disclosed in our filings with the SEC, including the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements speak only as of the date on which they are made, and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Letter of Intent, dated as of January 8, 2025, by and among New Asia Holdings, Inc., Olenox Corp., and Safe & Green Holdings Corp.
99.1	Press Release, dated January 14, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: January 14, 2025	By:	/s/ Patricia Kaelin
		Name:	Patricia Kaelin
		Title:	Chief Financial Officer

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